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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): NOVEMBER 15, 1999

                        CONDOR TECHNOLOGY SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                               0-23635                                  54-1814931
(State or other jurisdiction of               (Commission                              (I.R.S. Employer
        incorporation)                         File Number)                           Identification No.)

    170 JENNIFER ROAD, SUITE 325
         ANNAPOLIS, MARYLAND                                        21401
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:  (410) 266-8700

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.           OTHER EVENTS.

         The Registrant entered into a Fourth Amendment to Forbearance Letter Agreement and Amendment Agreement (the "Fourth Amendment") by and among First Union National Bank, as Collateral Agent, Administrative Agent and Lender ("Lender"), and other members of the Lender Group, modifying the Credit Agreement dated as of April 16, 1999, and extending a forbearance through February 15, 2000.

         Under the terms of the Fourth Amendment, the Registrant's credit facility has been reduced to about $50.5 million and the Registrant will be required to pay certain fees. During the period of forbearance, the Registrant and the Lender Group plan to discuss a restructuring of the credit facility.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

    (a)    Not applicable

    (b)    Not applicable

    (c)    Exhibits

                  Exhibit 10.1 Fourth Amendment to Forbearance Letter Agreement and Amendment Agreement dated as of November 15, 1999





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  CONDOR TECHNOLOGY SOLUTIONS, INC.

Date: November 19, 1999           By: /s/  William J. Caragol, Jr.
                                      ------------------------------------------
                                      William J. Caragol, Jr.
                                      Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBITS

10.1 Fourth Amendment to Forbearance Letter Agreement and Amendment Agreement dated as of November 15, 1999.